Commitments, contingent liabilities and legal proceedings	6 Months Ended
Sep. 30, 2019
Commitments, contingent liabilities and legal proceedings
Commitments, contingent liabilities and legal proceedings

13   Commitments, contingent liabilities and legal proceedings

There have been no material changes to the Group’s commitments, contingent liabilities or legal proceedings during the period, except as disclosed below.

Vodafone Idea

As part of the agreement to merge Vodafone India and Idea Cellular, the parties agreed a mechanism for payments between the Group and Vodafone Idea Limited (‘VIL’) pursuant to the crystallisation of certain identified contingent liabilities in relation to legal, regulatory, tax and other matters, including the AGR case, and refunds relating to Vodafone India and Idea Cellular.

Any future payments by the Group to VIL as a result of this agreement would only be made after satisfaction of contractual conditions. Having considered the possible future developments for VIL, the Group has concluded that there are significant uncertainties in relation to VIL’s ability to settle the liabilities relating to the AGR judgement and has not assessed a cash outflow under the agreement to be probable at this time. The Group’s potential exposure under this mechanism is capped at INR 84 billion (€1.1 billion).

See note 9 and page 16 for further information.

Indian regulatory cases

Adjusted Gross Revenue (‘AGR’) dispute before the Supreme Court of India: Union of India v Association of Unified Telecom Service Providers of India

The Department of Telecommunications (‘DoT’) has been in dispute with telecom service providers in India for over a decade concerning the correct interpretation of licence provisions for fees based on AGR, a concept that is used in the calculation of licence and other fees payable by telecom service providers.  On an appeal to the Supreme Court from a decision of the Telecommunications Dispute Settlement Appellate Tribunal (‘TDSAT’) substantially upholding the telecom service providers’ interpretation of AGR, the Supreme Court on 24 October 2019 held against the telecom service providers, including VIL.  The Supreme Court’s ruling in favour of the DoT renders the telecom service providers, including VIL, liable for principal, interest, penalties and interest on penalties on demands of the DoT in relation to licence fees. The DoT demands become due and payable within three months of the Supreme Court judgement. Based on submissions of the DoT in the Supreme Court proceedings (which the Group is unable to confirm as to their accuracy), VIL’s liability appears to be at least INR 283.1 billion (€3.7 billion) but could be substantially higher. Application may be made to seek review of the Supreme Court’s decision.

Litigation remains pending in the TDSAT, High Courts and the Supreme Court of India in relation to a number of significant regulatory issues including mobile termination rates, spectrum and licence fees, licence extension and 3G intracircle roaming.

The Indian Government has sought to impose one-time spectrum charges of approximately €525 million on certain operating subsidiaries of VIL. VIL filed a petition before the TDSAT challenging the one-time spectrum charges on the basis that they are illegal, violate VIL's licence terms and are arbitrary, unreasonable and discriminatory. The tribunal stayed enforcement of the Government's spectrum demand pending resolution of the dispute. In July 2019, the tribunal set aside the DoT's demand for spectrum up to 6.2MHz but upheld, in part, the demand above 6.2 MHz and gave the DoT three months to issue a new demand accordingly. We await the revised demand.

Other cases in the Group

Patent litigation – Germany

The telecoms industry is currently involved in significant levels of patent litigation brought by non-practising entities ('NPEs') which have acquired patent portfolios from current and former industry companies. Vodafone is currently a party to patent litigation cases in Germany brought against Vodafone Germany by Marthon, IPCom and Intellectual Ventures. Vodafone has contractual indemnities from suppliers which have been invoked in relation to the alleged patent infringement liability.

Patent litigation - UK

On 22 February 2019, IPCom sued Vodafone Group Plc and Vodafone Limited for alleged patent infringement of two patents claimed to be essential to UMTS and LTE network standards. If IPCom can establish that one or more of its patents are valid and infringed, it could seek an injunction against the UK network if a global licence for the patents is not agreed. The Court ordered expedited trials of the infringement and validity issues. The first is in November 2019 and the second is in May 2020. A hearing to determine any damages and licence amounts is scheduled for mid-2020.

Italy: Telecom Italia v Vodafone Italy (‘TeleTu’)

Telecom Italia brought civil claims against Vodafone Italy in relation to TeleTu’s alleged anti-competitive retention of customers. Telecom Italia seeks damages in the amount of €101 million. The Court decided on 9 June 2015 to appoint an expert to verify whether TeleTu has put in place anti-competitive retention activities. The expert prepared a draft report with a range of damages from €nil to €9 million. The final hearing took place In June 2019 with a decision expected in February 2020.

Italy: Iliad v Vodafone Italy

In August 2019, Iliad filed a claim for €500 million against Vodafone Italy in the Civil Court of Milan. The claim alleges anti-competitive behaviour in relation to portability and certain advertising campaigns by Vodafone Italy.

Italian competition regulator

On 15 February 2018, the Italian competition regulator (AGCM) started proceedings against TIM, Fastweb, Wind/3 and the national telecom industry association (Asstel) as well as Vodafone Italy (VF IT), alleging that the Italian telecoms operators shared competitively sensitive information and coordinated their initiatives in relation to their responses to a legislative change requiring them to switch from 28-day to monthly billing cycles. The telecom operators submitted their written responses to the AGCM’s Statement of Objections, denying all allegations. The final decision is due by the end of January 2020. If a fine is imposed, appeals are likely to follow.

Greece: Papistas Holdings SA, Mobile Trade Stores (formerly Papistas SA) and Athanasios and Loukia Papistas v Vodafone Greece, Vodafone Group Plc and certain Directors and Officers of Vodafone

In December 2013, Mr. and Mrs. Papistas, and companies owned or controlled by them, brought three claims in the Greek court in Athens against Vodafone Greece, Vodafone Group Plc and certain Directors and officers of Vodafone Greece and Vodafone Group Plc for purported damage caused by the alleged abuse of dominance and wrongful termination of a franchise arrangement with a Papistas company. Approximately €1.0 billion of the claim was directed exclusively at two former Directors of Vodafone. The balance of the claim (approximately €285.5 million) was sought from Vodafone Greece and Vodafone Group Plc on a joint and several basis. Both cases were adjourned to a hearing in September 2018, at which the plaintiffs withdrew all of their claims against Vodafone and its Directors. On 31 December 2018, the plaintiff filed a new, much lower value claim against Vodafone Greece, removing the individual Directors and Vodafone Group Plc as defendants. On 5 April 2019, Mr Papistas withdrew this latest lawsuit, but in October 2019 filed several new cases against Vodafone Greece with a total value of approximately €330 million.